UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X| Filed by a Party other than the Registrant| |

Check the appropriate box:

| |   Preliminary Proxy Statement

| | CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

| |  Definitive Proxy Statement

| |  Definitive Additional Materials

|X|  Soliciting Material Pursuant to ss.240.14a-12




                               KNIGHT-RIDDER, INC.

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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required


| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


      1)   Title of each class of securities to which transaction applies:



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      2)   Aggregate number of securities to which transaction applies:



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      3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



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     4)   Proposed maximum aggregate value of transaction:



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     5)   Total fee paid:



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



| |  Fee paid previously with preliminary materials.


| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:



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     2)   Form Schedule or Registration Statement No.:



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     3)   Filing Party:



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     4)   Date Filed:



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




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The following materials were sent to shareholders of Knight-Ridder, Inc.


[Knight Ridder Logo]

                               IMPORTANT REMINDER
                       TIME IS SHORT - PLEASE VOTE TODAY!

                                                          June 2, 2006
DEAR SHAREHOLDER:

     We have previously mailed to you proxy materials relating to the Annual Meeting of Shareholders of Knight-Ridder, Inc. to be held on Monday, June 26, 2006. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU HOLD.

     According to our latest records, we have not received your voting instructions for this important meeting. Please vote today to avoid unnecessary solicitation costs to the Company.

     YOU MAY USE ONE OF THE FOLLOWING SIMPLE METHODS FOR PROMPTLY PROVIDING YOUR VOTING INSTRUCTIONS:

     1. VOTE BY TELEPHONE. CALL TOLL-FREE (800) 454-8683. HAVE YOUR 12-DIGIT CONTROL NUMBER LISTED ON THE VOTING INSTRUCTION FORM READY AND FOLLOW THE SIMPLE INSTRUCTIONS.

     2. VOTE BY INTERNET. GO TO THE WEBSITE WWW.PROXYVOTE.COM. HAVE YOUR 12-DIGIT CONTROL NUMBER LISTED ON THE VOTING INSTRUCTION FORM READY AND FOLLOW THE ONLINE INSTRUCTIONS.

     3. VOTE BY MAIL. SIGN, DATE AND RETURN YOUR VOTING INSTRUCT FORM IN THE POSTAGEPAID RETURN ENVELOPE PROVIDED.

     For the reasons set forth in the prospectus/proxy statement/information statement, dated May 9, 2006, the Board of Directors unanimously recommends that you vote "FOR" PROPOSALS 1, 2, 3 AND 4 and "AGAINST" PROPOSAL 5.

     Thank you for your cooperation and continued support.

                                        Sincerely,


                                        /s/  Tony Ridder

                                        Tony Ridder
                                        CHAIRMAN OF THE BOARD AND
                                        CHIEF EXECUTIVE OFFICER

                        IMPORTANT ADDITIONAL INFORMATION

     On May 10, 2006, McClatchy filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-133321) containing a final Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between McClatchy and Knight Ridder. Investors and security holders of McClatchy and Knight Ridder are urged to read the Prospectus/Proxy Statement/Information Statement carefully because it contains important information about McClatchy, Knight Ridder, the transaction and related matters. The Prospectus/Proxy Statement/Information Statement is being mailed on or about May 15, 2006 to stockholders of McClatchy and shareholders of Knight Ridder. Investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

     McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Prospectus/Proxy Statement/Information Statement described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about March 29, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.


     Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the proposed transaction between McClatchy and Knight Ridder and additional information regarding these directors and executive officers is included in the Prospectus/Proxy Statement/Information Statement described above, which also serves as Knight Ridder's proxy statement for its 2006 Annual Meeting of Shareholders and was filed by Knight Ridder on May 11, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

[Knight Ridder Logo]

                               IMPORTANT REMINDER
                       TIME IS SHORT - PLEASE VOTE TODAY!

                                                         June 2, 2006

DEAR SHAREHOLDER:

     We have previously mailed to you proxy materials relating to the Annual Meeting of Shareholders of Knight-Ridder, Inc. to be held on Monday, June 26, 2006. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU HOLD.

     According to our latest records, we have not received your proxy card for this important meeting. Please vote today to avoid unnecessary solicitation costs to the Company.

     YOU MAY USE ONE OF THE FOLLOWING SIMPLE METHODS FOR PROMPTLY PROVIDING YOUR VOTING INSTRUCTIONS:

     1. VOTE BY TELEPHONE. CALL TOLL-FREE (866) 214-3763. HAVE YOUR PROXY CARD READY AND FOLLOW THE SIMPLE INSTRUCTIONS.

     2. VOTE BY INTERNET. GO TO THE WEBSITE WWW.PROXYVOTENOW.COM/KRI. HAVE YOUR PROXY CARD READY AND FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR COMPUTER SCREEN.

     3.   VOTE  BY  MAIL.   SIGN,  DATE  AND  RETURN  YOUR  PROXY  CARD  IN  THE
          POSTAGE-PAID RETURN ENVELOPE PROVIDED.

     For the reasons set forth in the prospectus/proxy statement/information statement, dated May 9, 2006, the Board of Directors unanimously recommends that you vote "FOR" PROPOSALS 1, 2, 3 AND 4 and "AGAINST" PROPOSAL 5.

     Thank you for your cooperation and continued support.

                                        Sincerely,


                                        /s/ Tony Ridder

                                        Tony Ridder
                                        CHAIRMAN OF THE BOARD AND
                                        CHIEF EXECUTIVE OFFICER

                        IMPORTANT ADDITIONAL INFORMATION

     On May 10, 2006, McClatchy filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-133321) containing a final Prospectus/Proxy Statement/Information Statement regarding the proposed transaction between McClatchy and Knight Ridder. Investors and security holders of McClatchy and Knight Ridder are urged to read the Prospectus/Proxy Statement/Information Statement carefully because it contains important information about McClatchy, Knight Ridder, the transaction and related matters. The Prospectus/Proxy Statement/Information Statement is being mailed on or about May 15, 2006 to stockholders of McClatchy and shareholders of Knight Ridder. Investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement and other documents filed with the SEC by McClatchy and Knight Ridder through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain additional free copies of the Registration Statement and the Prospectus/Proxy Statement/Information Statement from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846 or from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

     McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Prospectus/Proxy Statement/Information Statement described above. Additional information regarding these directors and executive officers is also included in McClatchy's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about March 29, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

     Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Knight Ridder in connection with the proposed transaction between McClatchy and Knight Ridder. Information regarding the special interests of these directors and executive officers in the proposed transaction between McClatchy and Knight Ridder and additional information regarding these directors and executive officers is included in the Prospectus/Proxy Statement/Information Statement described above, which also serves as Knight Ridder's proxy statement for its 2006 Annual Meeting of Shareholders and was filed by Knight Ridder on May 11, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 W. San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.